CONSOLIDATED SCHEDULE OF INVESTMENTS
Ivy Wilshire Global Allocation Fund (in thousands)	MARCH 31, 2021 (UNAUDITED)

COMMON STOCKS	Shares		Value

Consumer Discretionary

Leisure Facilities – 0.0%
COTA Racing & Entertainment LLC, Class B(A)	—	*	$—

Leisure Products – 0.0%
Media Group Holdings LLC, Series H(A)(B)(C)(D)(E)	73		—*
Media Group Holdings LLC, Series T(A)(B)(C)(D)(E)	9		—*

			—*

Total Consumer Discretionary - 0.0%			—*

TOTAL COMMON STOCKS - 0.0%			$—*

(Cost: $69,862)

AFFILIATED MUTUAL FUNDS

Ivy Core Equity Fund, Class N	2,482		51,669
Ivy Corporate Bond Fund, Class N	4,912		31,340
Ivy Emerging Markets Equity Fund, Class N	3,390		99,036
Ivy Global Bond Fund, Class N	5,204		53,391
Ivy Government Securities Fund, Class N	8,559		47,761
Ivy International Core Equity Fund, Class N	7,424		148,693
Ivy International Small Cap Fund, Class N	2,251		33,938
Ivy Large Cap Growth Fund, Class N	2,800		88,783
Ivy LaSalle Global Real Estate Fund, Class N	1,058		11,557
Ivy Mid Cap Growth Fund, Class N	387		16,208
Ivy Mid Cap Income Opportunities Fund, Class N	649		11,958
Ivy Pictet Emerging Markets Local Currency Debt Fund, Class N	3,464		31,180
Ivy Pictet Targeted Return Bond Fund, Class N	5,773		58,537
Ivy PineBridge High Yield Fund, Class N	3,230		32,815
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	1,010		12,172
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4,875		70,340
Ivy Pzena International Value Fund, Class N	2,767		52,872
Ivy Securian Core Bond Fund, Class N	10,301		111,147
Ivy Small Cap Core Fund, Class N	480		11,939
Ivy Small Cap Growth Fund, Class N	335		10,825
Ivy Value Fund, Class N	4,576		120,812

TOTAL AFFILIATED MUTUAL FUNDS – 99.4%			$1,106,973

(Cost: $914,282)

CORPORATE DEBT SECURITIES	Principal

Consumer Discretionary

Leisure Facilities – 0.1%
Circuit of the Americas LLC, Series D, 0.000%, 10-2-23(F)	$7,285	1,275

Total Consumer Discretionary - 0.1%		1,275

TOTAL CORPORATE DEBT SECURITIES – 0.1%		$1,275

(Cost: $6,460)

SHORT-TERM SECURITIES	Shares

Money Market Funds(G) - 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.040%	5,237	5,237

TOTAL SHORT-TERM SECURITIES – 0.5%		$5,237

(Cost: $5,237)

TOTAL INVESTMENT SECURITIES – 100.0%		$1,113,485

(Cost: $995,841)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(256)

NET ASSETS – 100.0%		$1,113,229

Notes to Consolidated Schedule of Investments

*     Not shown due to rounding.

(A) No dividends were paid during the preceding 12 months.

(B) Restricted securities. At March 31, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	73	$50,725	$–	*
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	9	19,137	–	*
			$69,862	$–	*

The total value of these securities represented 0.0% of net assets at March 31, 2021.

(C) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated.

(D) Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(E) Securities whose value was determined using significant unobservable inputs.

(F) Zero coupon bond.

(G) Rate shown is the annualized 7-day yield at March 31, 2021.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$—	$—	$—	*
Affiliated Mutual Funds	1,106,973	—	—
Corporate Debt Securities	—	1,275	—
Short-Term Securities	5,237	—	—

Total	$1,112,210	$1,275	$—	*

During the period ended March 31, 2021, there were no transfers in or out of Level 3.

BASIS FOR CONSOLIDATION OF THE IVY WILSHIRE GLOBAL ALLOCATION FUND

WRA ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Ivy Wilshire Global Allocation Fund (referred to as “the Fund” in this subsection). The Company acts as an investment vehicle for the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Company. A subscription agreement was entered into between the Fund and the Company comprising the entire issued share capital of the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Company.

See the table below for details regarding the structure, incorporation and relationship as of September 30, 2020 of the Company to the Fund (amounts in thousands).

Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Company Net Assets	Percentage of Fund Net Assets
WRA ASF III (SBP), LLC	4-9-13	4-23-13	$1,113,229	$9	0.00%

For Federal income tax purposes, cost of investments owned at March 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Cost	$995,841

Gross unrealized appreciation	192,893
Gross unrealized depreciation	(75,249)

Net unrealized appreciation	$117,644